UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

Quality Industrial Corp.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Regulation 14C

of the Securities Exchange Act of 1934, as amended

Quality Industrial Corp.

505 Montgomery Street

San Francisco, CA 94111

(800) 706-0806

September 11, 2026

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

NOTICE IS HEREBY GIVEN that, on August 26, 2026, the board of directors (the “Board”) of Quality Industrial Corp., a Nevada corporation (the “Company,” “we” or “us”), and on August 31, 2026, the holder of approximately 51.9% of the Company’s voting stock (the “Consenting Stockholder”), each approved the adoption of the Second Amended and Restated Articles of Incorporation of the Company (the “Second Amended and Restated Articles”), by written consent in accordance with the Nevada Revised Statutes (the “NRS”) and the Company’s bylaws (the “Bylaws”) and without a meeting of stockholders, to, among other things, (a) increase the authorized shares of common stock of the Company (“Common Stock”) from 450,000,000 to 1,000,000,000 shares (the “Authorized Share Increase”), (b) authorize the Board to sell, lease or exchange all or substantially all of the property and assets of the Company without stockholder approval, (c) revise and expand the limitation on director and officer liability, (d) add new indemnification and advancement of expenses provisions, (e) add an exclusive forum selection provision, (f) opt out of the Nevada statutes governing acquisitions of a controlling interest (NRS 78.378 through 78.3793), and (g) add a corporate opportunity waiver.

No action is required by you. The enclosed Information Statement is being furnished to all stockholders of record of the shares of the Common Stock of the Company, as of the close of business on August 31, 2026 (the “Record Date”).

Section 78.320 of the NRS and Section 13 of Article III of the Bylaws provide that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the stockholders of outstanding stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Consenting Stockholder has executed a written consent in favor of the Second Amended and Restated Articles and has sufficient voting power to approve the adoption thereof. Therefore, no other stockholder consents will be solicited in connection with the Second Amended and Restated Articles described in this Information Statement. The Board is not soliciting your proxy, and proxies are not requested from stockholders.

The purpose of this Information Statement is to notify our stockholders that the Second Amended and Restated Articles have been approved by the Consenting Stockholder. You are urged to read this Information Statement in its entirety for a description of the actions taken by the Consenting Stockholder. The Second Amended and Restated Articles will become effective on a date that is not earlier than twenty (20) calendar days after this Information Statement is first mailed to our stockholders.

This Information Statement is being mailed on or about September 11, 2026 to stockholders of record on the Record Date. We have asked or will ask brokers and other custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock held of record by such persons.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Sincerely,

/s/ Carsten Kjems Falk
Carsten Kjems Falk
Chief Executive Officer

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QUALITY INDUSTRIAL CORP.

505 Montgomery Street

San Francisco, CA 94111

(800) 706-0806

September 11, 2026

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the holders of record of the shares of the common stock, par value $0.001 per share (the “Common Stock”), of Quality Industrial Corp., a Nevada corporation (the “Company”), as of the close of business on the record date, August 31, 2026 (the “Record Date”). The purpose of this Information Statement is to notify our stockholders that on the Record Date, the Company received the written consent in lieu of a meeting (the “Board Consent”) from the board of directors of the Company (the “Board”) and on the Record Date, the Company received a written consent in lieu of a meeting from the holder of approximately 51.9% of the voting stock of the Company (the “Consenting Stockholder”).

The Board and the Consenting Stockholder adopted resolutions that authorized the adoption of the Second Amended and Restated Articles of Incorporation of the Company (the “Second Amended and Restated Articles”), the full text of which is attached hereto as Appendix A, which, among other things: (a) increase the authorized shares of Common Stock from 450,000,000 to 1,000,000,000 shares (the “Authorized Share Increase”), (b) authorize the Board to sell, lease or exchange all or substantially all of the property and assets of the Company without stockholder approval, (c) revise and expand the limitation on director and officer liability, (d) add new indemnification and advancement of expenses provisions, (e) add an exclusive forum selection provision, (f) opt out of the Nevada statutes governing acquisitions of a controlling interest (Nevada Revised Statutes (“NRS”) 78.378 through 78.3793), and (g) add a corporate opportunity waiver.

The Second Amended and Restated Articles will become effective on a date that is not earlier than twenty (20) calendar days after this Information Statement is first mailed to our stockholders. The Second Amended and Restated Articles are expected to be filed and become effective on or about October 1, 2026.

The Consenting Stockholder has executed a written consent in favor of the Second Amended and Restated Articles, and has sufficient voting power to approve the adoption thereof, no other consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these actions, and proxies are not requested from stockholders.

This Information Statement is being mailed on or about September 11, 2026 to stockholders of record on the Record Date. We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock held of record by such persons.

Section 78.320 of the NRS and Section 13 of Article III of the bylaws of the Company (the “Bylaws”) provide that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the stockholders of outstanding stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Because the Consenting Stockholder has executed a written consent in favor of the Second Amended and Restated Articles and has sufficient voting power to approve the adoption thereof, no other stockholder consents will be solicited in connection with the Second Amended and Restated Articles described in this Information Statement. The Board is not soliciting your proxy, and proxies are not requested from stockholders.

THE CORPORATE ACTIONS DESCRIBED HEREIN HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CORPORATE ACTIONS DESCRIBED HEREIN NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

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SUMMARY INFORMATION

You should read in their entirety this Information Statement and the other documents included or referred to in this Information Statement in order to fully understand the matters discussed in this Information Statement.

Why am I receiving this Information Statement?	It is for your information only. The Second Amended and Restated Articles were approved by written consent of the Board, and by written consent of the Consenting Stockholder. Under these circumstances, federal securities laws require us to furnish you with this Information Statement at least 20 calendar days before effecting the action.

Who is entitled to notice?	Each stockholder of record of outstanding shares of our Common Stock on the Record Date is entitled to notice of the actions taken pursuant to the written consent of the stockholders.

Why did the Company seek stockholder approval?	The approval of a majority of the voting power of the stockholders of the Company is required to approve the Second Amended and Restated Articles pursuant to Section 78.390 of the NRS.

Why were the Second Amended and Restated Articles approved by the Board?	The Board determined that the Company’s existing articles of incorporation required updating to reflect the Company’s current corporate structure and governance needs.

Am I being asked to approve the Second Amended and Restated Articles?	No. The Second Amended and Restated Articles have already been approved by the unanimous written consent of our Board of Directors and the Consenting Stockholder. No further stockholder approval is required.

What will the Second Amended and Restated Articles do?	The Second Amended and Restated Articles will, among other things: (a) increase the authorized shares of Common Stock from 450,000,000 to 1,000,000,000 shares, (b) authorize the Board to sell, lease or exchange all or substantially all of the property and assets of the Company without stockholder approval, (c) revise and expand the limitation on director and officer liability, (d) add new indemnification and advancement of expenses provisions, (e) add an exclusive forum selection provision, (f) opt out of the Nevada statutes governing acquisitions of a controlling interest (NRS 78.378 through 78.3793), and (g) add a corporate opportunity waiver.

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ADOPTION OF SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

Description of Second Amended and Restated Articles of Incorporation

On August 26, 2026, the Board adopted the Second Amended and Restated Articles by unanimous written consent. On August 31, 2026, the Consenting Stockholder, as the holder of approximately 51.9% of the Company’s voting stock, approved the adoption of the Second Amended and Restated Articles by written consent in lieu of a meeting in accordance with NRS 78.320.

The Second Amended and Restated Articles will amend and restate in their entirety the Company’s existing Amended and Restated Articles of Incorporation, as amended (the “Existing A&R Articles”). The material changes effected by the Second Amended and Restated Articles will include: (a) increasing the authorized shares of Common Stock from 450,000,000 to 1,000,000,000 shares, (b) authorizing the Board to sell, lease or exchange all or substantially all of the property and assets of the Company without stockholder approval, (c) revising and expanding the limitation on director and officer liability to cover both directors and officers, (d) adding new indemnification and advancement of expenses provisions, (e) adding an exclusive forum selection provision, (f) opting out of the Nevada statutes governing acquisitions of a controlling interest (NRS 78.378 through 78.3793), and (g) adding a corporate opportunity waiver.

The full text of the Second Amended and Restated Articles of Incorporation is attached hereto as Appendix A.

Effective Date

The Second Amended and Restated Articles will become effective upon filing with the Nevada Secretary of State, which filing will occur no earlier than twenty (20) calendar days after this Information Statement is first mailed to stockholders of record as of the Record Date. The Second Amended and Restated Articles are expected to be filed and become effective on or about October 1, 2026.

Authorized Share Increase

Background of the Authorized Share Increase

The Company is currently authorized to issue up to 450,000,000 shares of Common Stock, and 1,000,000 shares of Preferred Stock, of which 200,000 shares are designated as Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”). As of the Record Date, 193,500,498 shares of Common Stock were issued and outstanding and 0 shares of Series B Preferred Stock were issued and outstanding, respectively.

The Authorized Share Increase will not affect the terms of the outstanding Common Stock or the rights of the stockholders of the Common Stock. Holders of Common Stock have no preemptive, conversion, or subscription rights, and there are no redemption or sinking fund provisions applicable to the Common Stock. The rights, preferences, and privileges of the holders of Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any outstanding series of preferred stock.

The Company has no specific financing, acquisition or other transaction presently contemplated for the issuance of the additional shares of Common Stock that would become available as a result of the Authorized Share Increase. Accordingly, it is impracticable to describe the terms of any transaction in which such additional shares may be issued, including the amount or type of consideration the Company may receive or the basis for determining any issuance price.

The purpose of the Authorized Share Increase is to make available additional shares of Common Stock for issuance in order to meet the Company’s current and future obligations to issue Common Stock, including under the Company’s outstanding convertible securities, and for general corporate purposes. Except as may be required by applicable law, the NRS, the Company’s articles of incorporation or bylaws, or applicable market rules, the Company does not intend to solicit further stockholder authorization before issuing the additional shares of Common Stock that would be authorized by the Authorized Share Increase.

Following the Authorized Share Increase, the Company intends to treat stockholders holding the Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Stockholders who hold their shares with such a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their nominees.

Certain Risk Factors Associated with the Authorized Share Increase

In evaluating the Authorized Share Increase, the Board also took into consideration negative factors associated with authorized share increases. These factors included the negative perception of authorized share increases by some investors, analysts and other stock market participants, as well as various other risks and uncertainties that surround the implementation of an authorized share increase, including the risk that there can be no assurance that the market price per share of the Common Stock after the Authorized Share Increase will remain unchanged. In the long term the price per share depends on many factors, including our performance, prospects and other factors, some of which are unrelated to the number of shares outstanding. If the Authorized Share Increase is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of the Authorized Share Increase. The history of similar authorized share increases for companies in similar circumstances is varied.

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Upon the effectiveness of the Authorized Share Increase, the Company will have the ability to issue additional shares of Common Stock. Any such issuance may result in the dilution of the ownership interests of our then current stockholders. We will have the ability to issue shares of stock in connection with hiring or retaining employees or consultants, future acquisitions, future sales for capital raising, or for other business purposes. The future issuance of any additional shares of our Common Stock may create downward pressure on the trading price of the Common Stock. We may need to raise additional capital in the near future to meet our working capital needs, and there can be no assurance that we will not be required to issue additional shares, warrants or other convertible securities in the future in conjunction with the capital raising efforts, including at a price (or exercise prices) below the price you paid for your stock.

The Board, however, has determined that the potential advantages of the Authorized Share Increase outweigh the potential disadvantages associated with the increase in the authorized shares of Common Stock. The Board believes that such increase is necessary so that the stockholders of outstanding securities can convert and obtain shares of Common Stock, and would provide greater flexibility to pursue corporate transactions and relationships which have the potential to facilitate the Company’s growth and development and its ability to compete successfully. If we fail to facilitate growth and development, we may not be able to generate revenues or achieve profitability, and our stockholders may lose their entire investment in us.

Board Authority to Approve Certain Sales, Leases and Exchanges of Assets

NRS 78.565 generally provides that, unless otherwise provided in the articles of incorporation, a Nevada corporation may sell, lease or exchange all of its property and assets, including goodwill and corporate franchises, on terms approved by the board of directors when authorized by the affirmative vote of stockholders holding at least a majority of the voting power. Unlike the Existing A&R Articles, the Second Amended and Restated Articles will include a provision authorizing the Board to authorize and consummate any sale, lease or exchange of all or substantially all of the Company’s property and assets without the vote, consent or approval of the Company’s stockholders, notwithstanding anything otherwise provided in NRS 78.565 or any other provision of law. Because the Second Amended and Restated Articles will expressly provide the Board with this authority, such authority could materially reduce or eliminate stockholders’ ability to approve or disapprove a future sale, lease or exchange of all or substantially all of the Company’s assets. If the Company later proposes a specific sale, lease or exchange transaction, additional disclosure may be required depending on the structure and applicable Securities and Exchange Commission (“SEC”) rules.

Limitation of Liability, Indemnification, Advancement and Insurance

The Existing A&R Articles contain a provision limiting director liability. The Second Amended and Restated Articles will revise and expand that provision to cover both directors and officers and will provide that, to the fullest extent permitted by Nevada law, no director or officer will be personally liable to the Company or its stockholders for damages as a result of any act or failure to act in his or her capacity as a director or officer of the Company. The Second Amended and Restated Articles also will add new indemnification, advancement, insurance and non-exclusivity provisions for directors, officers, employees and agents.

The effect of these amendments will be to provide broader charter-level protection for directors and officers and to add express indemnification and expense-advancement rights that are not contained in the Existing A&R Articles. These amendments may make it more difficult for the Company or stockholders to recover monetary damages from directors and officers and may require the Company to advance expenses or provide indemnification in covered proceedings. These provisions may also assist the Company in attracting and retaining qualified directors, officers, employees and agents.

Exclusive Forum

The Existing A&R Articles do not contain an exclusive forum provision. In contrast, the Second Amended and Restated Articles will require certain derivative actions, fiduciary duty claims, claims arising under the NRS or the Company’s articles or bylaws, and claims governed by the internal affairs doctrine to be brought exclusively in the Eighth Judicial District Court of Clark County, Nevada, or, if that court lacks subject matter jurisdiction, another Nevada state court of competent jurisdiction, unless the Company consents to an alternative forum. The provision will not apply to claims arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

This exclusive forum provision may reduce duplicative litigation and promote the application of Nevada law to internal corporate claims, but it may also limit a stockholder’s ability to bring covered claims in another forum that the stockholder considers more favorable or convenient.

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Opt-Out From Nevada Control Share Statute

The Existing A&R Articles do not contain an opt-out from NRS 78.378 through 78.3793. NRS 78.378 to 78.3793, inclusive, are sometimes referred to as the Nevada “control share” statute.

Pursuant to the Nevada control share statute, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a resolution of the stockholders of the issuing corporation, approved at an annual meeting or a special meeting of such stockholders held upon the request and at the expense of the acquiring person. The resolution must be approved by the holders of a majority of the voting power of the corporation, excluding those shares as to which any interested stockholder exercises voting rights, and, if the acquisition would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, by the holders of a majority of each class or series affected. The control share statute provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient, but for the provisions of NRS 78.378 to 78.3793, inclusive, to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares that the acquiring person and those persons acting in association with the acquiring person acquired in the transaction taking the acquirer over the threshold and within the 90 days immediately preceding the date when the acquiring person became an acquiring person become “control shares” to which the voting restrictions described above apply. Unless otherwise provided in the articles of incorporation or the bylaws of the issuing corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person, in the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, whose shares are not voted in favor of authorizing voting rights for the control shares is entitled to dissent in accordance with the provisions of NRS 92A.300 through 92A.500, inclusive, and obtain payment of the fair value of such person’s shares.

The control share statute does not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, the control share statute provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business in Nevada directly or through an affiliated corporation. The control share statute provides that the articles of incorporation, the bylaws or a resolution adopted by the directors of the issuing corporation may impose stricter requirements on the acquisition of a controlling interest in the corporation than those set forth in the statute. Corporations are entitled to opt out of the above controlling interest provisions of the NRS.

The Second Amended and Restated Articles will provide that the Company elects not to be governed by the control share statute and that any later amendment or repeal of the opt-out will not affect any transaction involving an acquisition of control occurring before that later amendment or repeal.

The opt-out may remove statutory restrictions that otherwise could limit voting rights of shares acquired in a control-share acquisition. This may facilitate acquisitions of significant voting power but could reduce statutory protections otherwise available to non-acquiring stockholders.

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Corporate Opportunity Waiver

Under Nevada law, the corporate opportunity doctrine prohibits directors, officers, and stockholders from exploiting business opportunities that belong to the corporation, where an opportunity “belongs” to the corporation if it is one in which the corporation has an expectancy interest or property right. Nevada courts have applied a flexible analysis for close corporations due to their contractual nature and better communication among members, while also rejecting stricter rules for public corporations. Individual liability for breach of fiduciary duty requires proof that the breach involved intentional misconduct, fraud, or a knowing violation of law under NRS 78.138(7). Nevada corporations may proactively renounce corporate opportunities through their articles of incorporation or board resolutions under NRS 78.070(8).

The Existing A&R Articles do not contain a corporate opportunity waiver. The Second Amended and Restated Articles will provide that, to the fullest extent permitted by NRS § 78.070(8), the Company renounces any interest or expectancy in any business opportunity that is or may be presented to any of the Company’s stockholders, officers, directors, or their affiliates, and that none of such persons will have any obligation to offer any business opportunity to the Company, except with respect to any opportunity offered to a person solely as a director or officer of the Company and (i) the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue the opportunity, and (ii) the director or officer is permitted to refer that opportunity to the Company without violating any legal obligation. The Second Amended and Restated Articles will also provide that the Company renounces any expectancy that directors or officers will offer corporate opportunities to the Company, subject to the exception for opportunities offered solely in the person’s capacity as a director or officer of the Company and otherwise legally and contractually available to the Company.

The effect of this provision is to limit the circumstances in which stockholders, directors, officers, and their affiliates must present business opportunities to the Company. The provision may be relevant where stockholders, directors, officers, or affiliates have duties, investments, employment relationships or contractual obligations involving other businesses or investment opportunities. The provision could result in certain opportunities not being offered to the Company, and stockholders should understand that the Company may renounce expectations in opportunities covered by the waiver.

Appraisal Rights

Under the NRS, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the proposed Second Amended and Restated Articles and we will not independently provide our stockholders with any such rights.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Our directors and executive officers, and each associate of the foregoing persons, have no substantial interests, directly or indirectly, in the adoption of the Second Amended and Restated Articles, other than in their respective roles as directors or executive officers of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below provides information regarding the beneficial ownership of our Common Stock as of August 31, 2026, of (i) our directors, (ii) executive officers, (iii) all of our current directors and executive officers as a group, and (iv) each person (or group of affiliated persons) known to us who owns more than 5% of any class of our voting securities.

Beneficial ownership of a security is determined in accordance with the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person may not have any pecuniary interest.

The percentage of shares of Common Stock beneficially owned is based on 193,500,498 shares of Common Stock outstanding as of August 31, 2026.

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Unless otherwise indicated below, each person has sole voting and investment power with respect to the shares beneficially owned.

Name, Title (if any), and Address of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned	Percentage of Class
5% or greater beneficial owners
Fusion Fuel Green PLC 9 Pembroke Street Upper Dublin, D02 KR83 Ireland	Common Stock	100,312,334	51.9%
Directors and Executive Officers
Frederico Figueira de Chaves, Chairman and Director 505 Montgomery Street San Francisco, CA 94111	Common Stock	-	-
John-Paul Backwell, Director 505 Montgomery Street San Francisco, CA 94111	Common Stock	-	-
Sanjeeb Safir, Chief Operating Officer and Managing Director Middle East 505 Montgomery Street San Francisco, CA 94111	Common Stock	-	-
Carsten Kjems Falk, Chief Executive Officer, Interim Chief Financial Officer and Director 505 Montgomery Street San Francisco, CA 94111	Common Stock	-	-
	All officers and directors as a group (4 persons)(1)	-	-

(1)	Total percentage voting rights for all officers and directors as a group.

DISTRIBUTION AND COST

We will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. A stockholder may make such a written or oral request by (a) sending a written notification stating (i) the stockholder’s name, (ii) the stockholder’s shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Quality Industrial Corp., 505 Montgomery Street, San Francisco, CA 94111, Attn: Chief Executive Officer, or Telephone (800) 706-0806.

Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made in the same manner by mail or telephone to the Company’s principal executive offices indicated above.

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, such as ours, that file documents electronically with the SEC. The website address is https://www.sec.gov. Copies of certain information filed by us with the SEC are also available on our website at https://qualityindustrialcorp.com. The information contained on the website is not incorporated by reference in, or in any way part of, this Information Statement.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

Quality Industrial Corp.

505 Montgomery Street

San Francisco, CA 94111

(800) 706-0806

Email: info@qualityindustrialcorp.com

Attn: Chief Executive Officer

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN TRANSACTIONS ENTERED INTO BY THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Carsten Kjems Falk
Carsten Kjems Falk
Chief Executive Officer

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APPENDIX A

FORM OF

SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

QUALITY INDUSTRIAL CORP.

Quality Industrial Corp., a corporation organized and existing under the laws of the State of Nevada, hereby certifies as follows:

1. The name of this corporation is Quality Industrial Corp. The Articles of Incorporation of this corporation were originally filed with the Secretary of State of Nevada on May 4, 1998 (as subsequently amended and not restated from time to time, the “Articles of Incorporation”). The Articles of Incorporation were amended and restated by the Amended and Restated Articles of Incorporation of this corporation that were filed with the Secretary of State of Nevada on October 5, 2011 (as subsequently amended from time to time, the “Amended and Restated Articles of Incorporation”).

2. Pursuant to Section 78.403 of the Nevada Revised Statutes (“NRS”), these Second Amended and Restated Articles of Incorporation (these “Second Amended and Restated Articles of Incorporation”) amend and restate in their entirety the Amended and Restated Articles of Incorporation.

3. Pursuant to NRS Sections 78.315 and 78.390, the board of directors of this corporation duly adopted a resolution setting forth and declaring advisable these Second Amended and Restated Articles of Incorporation and directed that the proposed amendment and restatement be submitted to the stockholders for approval. Pursuant to NRS Sections 78.320 and 78.390, these Second Amended and Restated Articles of Incorporation were duly adopted and approved by the holder of a majority of the voting power of the outstanding stock of this corporation entitled to vote thereon.

4. The text of the Amended and Restated Articles of Incorporation is hereby amended and restated to read as follows:

ARTICLE I. NAME

The name of the corporation is Quality Industrial Corp. (the “Corporation”).

ARTICLE II. REGISTERED AGENT

The name and address of the Corporation’s registered agent in the State of Nevada is URS Agents, LLC, 4625 West Nevso Drive, Suite 2 & 3, Las Vegas, NV 89103.

ARTICLE III. PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada, including without limitation:

(A) To acquire, hold, develop, operate, sell, lease, transfer, exchange, or otherwise dispose of assets, businesses, and property interests in any jurisdiction, whether domestic or foreign, and to engage in cross-border transactions and international business activities of any nature.

(B) To invest in, acquire, merge with, or collaborate with entities organized under the laws of any jurisdiction.

(C) To engage in industrial services, energy distribution, gas engineering and utility operations, green energy, biomass energy, uranium royalties, and any other energy-related or industrial business activities.

(D) To do all things necessary, convenient, or incidental to the accomplishment of any of the foregoing purposes.

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ARTICLE IV. CAPITAL STOCK

The Corporation is authorized to issue two classes of shares to be designated, respectively, “Preferred Stock” and “Common Stock.” The total number of shares of Common Stock authorized to be issued is One Billion (1,000,000,000) shares at a par value of $0.001 per share. The total number of shares of Preferred Stock authorized to be issued is One Million (1,000,000) shares at a par value of $0.001 per share.

(A) Provisions Relating to the Common Stock. Each holder of Common Stock is entitled to one vote for each share of Common Stock standing in such holder’s name on the records of the Corporation on each matter submitted to a vote of the stockholders, except as otherwise required by law.

(B) Provisions Relating to the Preferred Stock. The Board of Directors (the “Board”) is authorized, subject to limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Nevada to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(1) The number of shares constituting that series and the distinctive designation of that series;

(2) The dividend rate on the shares of that series, whether dividends shall be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

(4) Whether that series shall have conversion privileges, and if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board shall determine;

(5) Whether or not the shares of that series shall be redeemable, and if so, the terms and conditions of such redemption;

(6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and if so, the terms and amount of such sinking fund;

(7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(8) Any other relative or participation rights, preferences and limitations of that series;

(9) If no shares of any series of Preferred Stock are outstanding, the elimination of the designation, powers, preferences, and rights of such shares, in which event such shares shall return to their status as authorized but undesignated Preferred Stock.

(C) Existing Series of Preferred Stock. Notwithstanding the filing of these Second Amended and Restated Articles of Incorporation, each series of Preferred Stock previously designated by the Corporation and remaining in effect immediately prior to the effectiveness of these Second Amended and Restated Articles of Incorporation, including the Series B Convertible Preferred Stock, par value $0.001 per share, designated pursuant to the Certificate of Designation for Series B Convertible Preferred Stock filed with the Nevada Secretary of State on September 23, 2024 (the “Existing Certificate of Designation”), shall continue as a series of the Preferred Stock authorized hereunder, and the voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations or restrictions thereof, of such series shall be as set forth in the Existing Certificate of Designation, which shall remain in full force and effect in accordance with its terms until amended, restated or withdrawn in accordance with the Nevada Revised Statutes.

ARTICLE V. BOARD OF DIRECTORS

(A) Number. The number of directors constituting the entire Board shall be fixed from time to time by vote of a majority of the entire Board, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office.

(B) Vacancies. Vacancies on the Board shall be filled by the affirmative vote of the majority of the remaining directors, though less than a quorum of the Board, or by election at an annual meeting or at a special meeting of the stockholders called for that purpose.

(C) Election. The election of directors need not be by written ballot.

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(D) General Corporate Authority. In furtherance and not in limitation of the powers conferred by statute, and subject to the Bylaws adopted by the stockholders, the Board is expressly authorized to manage and direct the business and affairs of the Corporation in all respects, including the power and authority to sell, lease or exchange all or any part of the property and assets of the Corporation, including its goodwill and corporate franchises, upon such terms and conditions as the Board deems expedient and in the best interests of the Corporation. The Board may authorize and consummate any sale, lease, or exchange of all or substantially all of the property and assets of the Corporation without the vote, authorization, consent, or approval of any of the stockholders of the Corporation, notwithstanding anything otherwise provided in Section 78.565 or any other section of the Nevada Revised Statutes or other provision of law. The Board is further authorized to establish committees, appoint officers, enter into contracts and agreements of any nature, and take all such other actions as the Board may determine to be necessary or appropriate to carry out the purposes of the Corporation.

ARTICLE VI. BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE VII. LIABILITY

To the fullest extent permitted by Nevada law as the same exists or as may hereafter be amended, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for any damages as a result of any act or failure to act in his or her capacity as a director or officer of the Corporation. Any amendment or repeal of this Article VII will not eliminate or reduce the effect of any right or protection of a director or officer of the Corporation existing immediately prior to such amendment or repeal.

ARTICLE VIII. INDEMNIFICATION

(A) Right to Indemnification. The Corporation shall indemnify, to the fullest extent permitted by Nevada law as it now exists or may hereafter be amended, any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that such person is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise.

(B) International Activities. Without limiting the generality of Section (A) of this Article VIII, such indemnification shall extend to actions taken in good faith in connection with the business activities of the Corporation in any jurisdiction, including actions taken in connection with cross-border transactions, international business arrangements, and activities in foreign markets, provided that such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation.

(C) Advancement of Expenses. Expenses incurred by a director or officer in defending any civil, criminal, administrative, or investigative action, suit, or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation.

(D) Insurance. The Corporation may purchase and maintain insurance on behalf of any director, officer, employee, or agent of the Corporation against any liability asserted against such person in such capacity, whether or not the Corporation would have the power to indemnify such person under the provisions of this Article VIII or under Nevada law.

(E) Non-Exclusivity. The indemnification and advancement of expenses provided in this Article VIII shall not be exclusive of any other rights to which any person seeking indemnification may be entitled under any agreement, vote of shareholders or disinterested directors, or otherwise.

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ARTICLE IX. FORUM SELECTION

Unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, or if such court lacks subject matter jurisdiction, any other state court of competent jurisdiction in the State of Nevada, shall be the sole and exclusive forum for:

(i) Any derivative action or proceeding brought on behalf of the Corporation;

(ii) Any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or employee of the Corporation to the Corporation or the Corporation’s stockholders;

(iii) Any action asserting a claim arising pursuant to any provision of the Nevada Revised Statutes or these Second Amended and Restated Articles of Incorporation or the Bylaws of the Corporation; or

(iv) Any action asserting a claim governed by the internal affairs doctrine.

This Article IX shall not apply to claims arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ARTICLE X. STOCKHOLDER MEETINGS

Meetings of stockholders may be held within or without the State of Nevada as the Bylaws may provide. The books of the Corporation may be kept outside the State of Nevada at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation. Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, unless a greater proportion is required by law or these Second Amended and Restated Articles of Incorporation, and such written consent is filed with the minutes of the proceedings of the stockholders.

ARTICLE XI. AMENDMENT OF ARTICLES OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Second Amended and Restated Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE XII. ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Second Amended and Restated Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any provision of this Article XII shall apply to or have any effect on any transaction involving acquisition of control by any person occurring prior to such amendment or repeal.

ARTICLE XIII. CORPORATE OPPORTUNITY

The Corporation hereby renounces, to the fullest extent permitted by NRS § 78.070(8), any interest or expectancy in any business opportunity or any class or category of business opportunities that is or may be presented to any stockholder, director or officer of the Corporation or any of their respective affiliates, including without limitation any business opportunity in any industry or sector in which any stockholder, director or officer of the Corporation or any of its affiliates is engaged or may in the future become engaged, and no stockholder, director or officer of the Corporation shall have any obligation to offer any such business opportunity to the Corporation. Notwithstanding the foregoing, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and (i) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and (ii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

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I, THE UNDERSIGNED, being an authorized officer of Quality Industrial Corp. pursuant to Title 7, Chapter 78 of Nevada Revised Statutes, hereby declare and certify, under penalties of perjury, that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this [*] day of [*], 2026.

QUALITY INDUSTRIAL CORP.

By:
Name:	Carsten Kjems Falk
Title:	Chief Executive Officer and Interim Chief Financial Officer

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